UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 12, 2006

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

The Oil & Gas Commerce Building
309 West 7th Street, Suite 1600
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Amendment to Registration Rights Agreements

On November 29, 2005, in connection with the acquisition of W.O. Energy of Nevada, Inc. (“W.O.”), Cano Petroleum, Inc. (“Cano”) entered into Registration Rights Agreements (the “Registration Rights Agreements”) with both Miles O’Loughlin (“O’Loughlin”) and Scott White (“White”) regarding shares of Cano common stock that were issued to O’Loughlin and White in connection with their sale of W.O. to Cano (the “Purchase Shares”). The Registration Rights Agreements contained a right that if Cano did not register the Purchase Shares with the Securities and Exchange Commission (the “SEC”) by November 29, 2006, O’Loughlin and White had the option to require Cano to purchase the Purchase Shares from them for the closing price of Cano common stock on November 29, 2005.

On May 13, 2006, but effective as of November 29, 2005, Cano amended the Registration Rights Agreements with the Estate of O’Loughlin and with White (the “Registration Rights Amendments”) in order to remove the right of the Estate of O’Loughlin and of White to require Cano to purchase the Purchase Shares if the Purchase Shares were not registered with the SEC by November 29, 2005. The Registration Rights Amendments provide that Cano will include the Purchase Shares on the next registration statement that Cano files that would permit the resale of the Purchase Shares.

The Registration Rights Amendments are attached hereto as Exhibits 4.1 and 4.2.

Amendment to Stock Purchase Agreement

On November 29, 2005, Cano acquired W.O. from O’Loughlin and White pursuant to a Stock Purchase Agreement dated November 29, 2005 (the “Stock Purchase Agreement”). The Stock Purchase Agreement provided that O’Loughlin and White could not sell the Purchase Shares until November 29, 2006 and with the restriction that on or after such date, they could sell up to 15% of their Purchase Shares in any 90 day period. On May 13, 2006, Cano and W.O. entered into an amendment to the Stock Purchase Agreement (the “Stock Purchase Amendment”) with the Estate of O’Loughlin and with White which provides that subject to the limitation on selling only up to 15% of their Purchase Shares in any 90 day period, the Estate of O’Loughlin and White may sell the Purchase Shares at any time the shares are registered for resale or are exempt from registration.

The Stock Purchase Amendment is attached hereto as Exhibit 2.1.

Amendment to Credit Agreement

On May 12, 2006, but effective as of March 31, 2006, Cano, its subsidiaries, Union Bank of California, N.A, (“Union Bank”) as Administrative Agent/Issuing Lender and Natexis Banques Populaires entered into Amendment No. 3 to the Credit Agreement dated November 29, 2005, as previously amended, by and among Cano, the lenders party thereto from time to time and Union Bank, as Administrative Agent and Issuing Lender (“Amendment to the Credit Agreement”). The Amendment to the Credit Agreement changes as of March 31, 2006 the Debt Coverage Ratio and the Interest Coverage Ratio.

In the Amendment to the Credit Agreement, the Debt Coverage Ratio changed as follows:  (i) for the quarter ending March 31, 2006, the ratio of consolidated Debt (as defined in the Credit Agreement) of Cano for the quarter to the consolidated EBITDA (as defined in the Credit Agreement) of Cano for the quarter multiplied by four must not be greater than 7.50 to 1.00 rather than 5.00 to 1.00, (ii) for the quarter ending June 30, 2006, the ratio of consolidated Debt of Cano for the quarter to the consolidated EBITDA of Cano for the two quarter period multiplied by two must not be greater than 5.25 to 1.00 rather than 4.50 to 1.00, (iii)  for the quarter ending September 30, 2006, the ratio of consolidated Debt of Cano for the quarter to the consolidated EBITDA of Cano for the three quarter period multiplied by 4/3 must not be greater than 4.50 to 1.00 rather than 4.00 to 1.00, (iv) for the quarter ending December 31, 2006, the ratio of consolidated Debt of Cano for the quarter to the consolidated EBITDA of Cano for the four quarter period must not be greater than 4.00 to 1.00 rather than 3.50 to 1.00 and (v) for all quarters ending on or after March 31, 2007, the ratio of consolidated Debt of Cano for such quarter to the consolidated EBITDA of Cano for the four quarter period must not be greater than 3.50 to 1.00 which is the same as it was in the Credit Agreement.

In the Amendment to the Credit Agreement, the Interest Coverage Ratio changed as follows:  (i) for the quarter ending March 31, 2006, the ratio of consolidated EBITDA of Cano for the quarter multiplied by four to the consolidated Interest Expense (as defined in the Credit Agreement) of Cano for the quarter multiplied by four must be at least 1.50 to 1.00 rather than 2.00 to 1.00, (ii) for the quarter ending June 30, 2006, the ratio of consolidated EBITDA of Cano for the two quarter period multiplied by two to the consolidated Interest Expense of Cano for the two quarter period multiplied by two must be at least 1.75 to 1.00 rather than 2.00 to 1.00, (iii) for the quarter ending September 30, 2006, the ratio of consolidated EBITDA of Cano for the three quarter period multiplied by 4/3 to the consolidated Interest Expense of Cano for the three quarter period multiplied by 4/3 must be at least 2.00 to 1.00 which is the same as it was in the Credit Agreement and (iv) for the quarter ending December 31, 2006 and all future quarters, the ratio of consolidated EBITDA of Cano for the four quarter period to the consolidated Interest Expense of Cano for the four quarter period must be at least 2.00 to 1.00 which is the same as it was in the Credit Agreement.

The Amendment to the Credit Agreement is attached hereto as Exhibit 10.1.

Based on Cano’s financial position as of March 31, 2006, Cano was unable to comply with these two ratio covenants of the Credit Agreement. As a result of the Amendment to the Credit Agreement, Cano, as of March 31, 2006, was able to comply with these two ratio covenants, as amended.

Amendment to Subordinated Credit Agreement

On May 12, 2006, but effective as of March 31, 2006, Cano, its subsidiaries, the lenders and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent (the “Administrative Agent”) entered into the Second Amendment to Subordinated Credit Agreement dated November 29, 2005, as previously amended, by and among Cano, the lenders party thereto from time to time and the Administrative Agent (“Amendment to the Subordinated Credit Agreement”). The Amendment to the Subordinated Credit Agreement changes as of March 31, 2006 the Debt Coverage Ratio and the Interest Coverage Ratio.

In the Amendment to the Subordinated Credit Agreement, the Debt Coverage Ratio changed as follows:  (i) for the quarter ending March 31, 2006, the ratio of consolidated Debt (as defined in the Subordinated Credit Agreement) of Cano for the quarter to the consolidated EBITDA (as defined in the Credit Agreement) of Cano for the quarter multiplied by four must not be greater than 7.50 to 1.00 rather than 5.00 to 1.00, (ii) for the quarter ending June 30, 2006, the ratio of consolidated Debt of Cano for the quarter to the consolidated EBITDA of Cano for the two quarter period multiplied by two must not be greater than 5.25 to 1.00 rather than 4.50 to 1.00, (iii)  for the quarter ending September 30, 2006, the ratio of consolidated Debt of Cano for the quarter to the consolidated EBITDA of Cano for the three quarter period multiplied by 4/3 must not be greater than 4.50 to 1.00 rather than 4.00 to 1.00 and (iv) for the quarter ending on or after December 31, 2006, the ratio of consolidated Debt of Cano for the quarter to the consolidated EBITDA of Cano for the four quarter period must not be greater than 4.00 to 1.00 which is the same as it was in the Credit Agreement.

In the Amendment to the Subordinated Credit Agreement, the Interest Coverage Ratio changed as follows:  (i) for the quarter ending March 31, 2006, the ratio of consolidated EBITDA of Cano for the quarter multiplied by four to the consolidated Interest Expense (as defined in the Subordinated Credit Agreement) of Cano for the quarter multiplied by four must be at least 1.50 to 1.00 rather than 2.00 to 1.00, (ii) for the quarter ending June 30, 2006, the ratio of consolidated EBITDA of Cano for the two quarter period multiplied by two to the consolidated Interest Expense of Cano for the two quarter period multiplied by two must be at least 1.75 to 1.00 rather than 2.00 to 1.00, (iii) for the quarter ending September 30, 2006, the ratio of consolidated EBITDA of Cano for the three quarter period multiplied by 4/3 to the consolidated Interest Expense of Cano for the three quarter period multiplied by 4/3 must be at least 2.00 to 1.00 which is the same as it was in the Subordinated Credit Agreement and (iv) for the quarters ending December 31, 2006 and all future quarters, the ratio of consolidated EBITDA of Cano for the four quarter period to the consolidated Interest Expense of Cano for the four quarter period must be at least 2.00 to 1.00 which is the same as it was in the Subordinated Credit Agreement.

The Amendment to the Subordinated Credit Agreement is attached hereto as Exhibit 10.2.

Based on Cano’s financial position as of March 31, 2006, Cano was unable to comply with these two ratio covenants of the Subordinated Credit Agreement. As a result of the Amendment to the Subordinated Credit Agreement, Cano, as of March 31, 2006, was able to comply with these two ratio covenants, as amended.

Item 2.03                                             Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 “Entry into a Material Definitive Agreement – Amendment to Credit Agreement” and “Entry into a Material Definitive Agreement – Amendment to Subordinated Credit Agreement.”

Item 3.03                                             Material Modification to Rights of Security Holders

See Item 1.01 “Entry into a Material Definitive Agreement – Amendment to Credit Agreement” and “Entry into a Material Definitive Agreement – Amendment to Subordinated Credit Agreement” regarding the debt coverage ratio and interest coverage ratio.

See Item 1.01 “Entry into a Material Definitive Agreement – Amendment to Registration Rights Agreements” regarding the Amendments to the Registration Rights Agreements Cano has entered into with the Estate of O’Loughlin and with White.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

2.1                                 Amendment No. One to Stock Purchase Agreement by and among Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., Estate of Miles O’Loughlin and Scott White dated May 13, 2006.

4.1                                 Amendment No. One to the Registration Rights Agreement by and between Cano Petroleum, Inc. and Estate of Miles O’Loughlin dated May 13, 2006 and effective as of November 29, 2005.

4.2                                 Amendment to the Registration Rights Agreement by and between Cano Petroleum, Inc. and Scott White dated May 13, 2006 and effective as of November 29, 2005.

10.1                           Amendment No. 3 to Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.O. Production Company, Ltd., Union Bank of California, N.A. and Natexis Banques Populaires dated May 12, 2006 and effective as of March 31, 2006.

10.2                           Second Amendment to Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.O. Production Company, Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio and UnionBanCal Equities, Inc. dated May 12, 2006 and effective as of March 31, 2006.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: May 15, 2006

	By:	/s/ Michael J. Ricketts
Michael J. Ricketts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. One to Stock Purchase Agreement by and among Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., Estate of Miles O’Loughlin and Scott White dated May 13, 2006.

4.1	Amendment No. One to the Registration Rights Agreement by and between Cano Petroleum, Inc. and Estate of Miles O’Loughlin dated May 13, 2006 and effective as of November 29, 2005.

4.2	Amendment to the Registration Rights Agreement by and between Cano Petroleum, Inc. and Scott White dated May 13, 2006 and effective as of November 29, 2005.

10.1

Amendment No. 3 to Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.O. Production Company, Ltd., Union Bank of California, N.A. and Natexis Banques Populaires dated May 12, 2006 and effective as of March 31, 2006.

10.2

Second Amendment to Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, Square One Energy, Inc., Ladder Companies, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., Pantwist, LLC, W.O. Operating Company, Ltd., W.O. Production Company, Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio and UnionBanCal Equities, Inc. dated May 12, 2006 and effective as of March 31, 2006.